Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 12, 1998





                       POTOMAC HOTEL LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

          Delaware                         2-75711               52-1240223
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
 of incorporation or organization)                           Identification No.)



             10400 Fernwood Road, Bethesda, MD              20817-1109
             (Address of principal executive office)        (Zip Code)


          Registrant's telephone number, including area code: 301-380-2070

ITEM 5.   OTHER EVENTS

On June 12, 1998, September 24, 1998 and November 25, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. Such letters are being filed as exhibits to this Current Report on Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

     99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended March 27, 1998.
     99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.
     99.4 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 POTOMAC HOTEL
                                 LIMITED PARTNERSHIP

                                 By:    HOST MARRIOTT CORPORATION
                                        General Partner


December 4, 1998                By:      /s/ Donald D. Olinger
                                          Donald D. Olinger
                                          Title: Senior Vice President
                                                 and Corporate Controller

                                                 (Principal Accounting Officer)

                                              EXHIBIT INDEX

Exhibit No.:        Description:
99.2                Letter  from the  General  Partner  to the  Limited Partners of the Partnership that accompanied the Partnership's
                    Quarterly Report on Form 10-Q for the Quarter Ended
                    March 27, 1998.

99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended
                    June 19, 1998.

99.4 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly
                    Report on Form   10-Q   for  the Quarter Ended
                    September 11, 1998.